SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

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                                            Commission Only (as permitted
                                            by Rule 14a-6(e)(2))
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( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Northstar Galaxy Trust
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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

                      NORTHSTAR MULTI-SECTOR BOND PORTFOLIO
                     A Series of the Northstar Galaxy Trust

              300 FIRST STAMFORD PLACE, STAMFORD, CONNECTICUT 06902

                                                                   March 1, 1999

Dear Shareholder:

      The Board of Trustees of the Northstar Galaxy Trust, on behalf of the Northstar Multi-Sector Bond Portfolio (the "Portfolio"), has recently reviewed and unanimously endorsed two proposals -- modification of the investment objective and name of the Portfolio and approval of a subadvisory agreement -- which they judge to be in the best interests of the Portfolio and its shareholders.


      We therefore have called a Special Meeting of Shareholders of the Portfolio to be held on April 8, 1999 to consider and approve this modification whereby the current objective of seeking to maximize current income consistent with the preservation of capital would be modified to the objective of seeking capital appreciation. The modification in the Portfolio's investment objective will enable the Portfolio to modify its investment strategy so that the Portfolio will invest primarily in the equity securities of companies that make up the S&P 500 Index. If the modification is approved, the Portfolio's name will be changed to "Northstar Galaxy Trust Research Enhanced Index Portfolio" to better reflect the Portfolio's investment objective and holdings. Further, you are being asked to consider and approve a subadvisory agreement (the "Subadvisory Agreement") between Northstar Investment Management Corporation ("Northstar" or the "Adviser") and J.P. Morgan Investment Management Inc. ("J.P. Morgan" or the "Sub-Adviser"). As is discussed in the enclosed proxy statement, the modifications are intended to enhance the Portfolio's ability to achieve better long-term performance results. The modifications will not affect the fees of the Portfolio; they will remain the same.


      Detailed information about the proposed modification of the investment objective, approval of the Subadvisory Agreement and the reasons for these proposals are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received by no later than April 1, 1999. We appreciate your participation and prompt response in this matter, and thank you for your continued support.

                                              Sincerely,

                                              /s/Mark L. Lipson
                                              ----------------------------------
                                              Mark L. Lipson
                                              President

                     NORTHSTAR MULTI-SECTOR BOND PORTFOLIO
                     A Series of the Northstar Galaxy Trust
              300 FIRST STAMFORD PLACE, STAMFORD, CONNECTICUT 06902

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be Held on April 8, 1999

To the Shareholders of Northstar Multi-Sector Bond Portfolio:

      Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Northstar Multi-Sector Bond Portfolio (the "Portfolio"), a series of the Northstar Galaxy Trust, a Massachusetts business trust, will be held at the offices of Northstar Investment Management Corporation on April 8, 1999, at 10:00 a.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the shares of the Portfolio to vote, for the following purposes:

      (1)   To modify the investment objective and name of the Portfolio,

      (2)   To approve a subadvisory agreement and

      (3) To transact such other business as may properly come before the Special Meeting.

      The Trustees of the Trust have fixed the close of business on February 18, 1999 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                              By Order of the Trustees,

                                             /s/ Stephanie L. Beckner
                                             -----------------------------------
                                             Stephanie L. Beckner
                                             Secretary

Stamford, Connecticut
March 1, 1999

      Shareholders are urged to vote promptly on this matter. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. Shareholders who hold shares in more than one account will receive a proxy package for each account. You must return separate proxy cards for each separate account.

      The prompt return of your proxy will avoid the expense of further mailings.

                      NORTHSTAR MULTI-SECTOR BOND PORTFOLIO

                                 PROXY STATEMENT
                       SPECIAL MEETING OF THE SHAREHOLDERS

                           TO BE HELD ON APRIL 8, 1999

                               -------------------

      This proxy statement is being furnished in connection with the solicitation of proxies by Northstar Multi-Sector Bond Portfolio (the
"Portfolio") for the Special Meeting of Shareholders to be held on April 8, 1999, or any adjournment thereof. The Portfolio is a series of the Northstar Galaxy Trust (the "Trust"), an open end management investment company comprised of five portfolios that are offered to insurance company separate accounts ("Variable Accounts") which serve as investment vehicles for variable annuity and variable life products (collectively "Variable Contracts") issued by ReliaStar Life Insurance Company, Northern Life Insurance Company and ReliaStar Life Insurance Company of New York. At the Special Meeting, Shareholders of the Portfolio will be asked to approve a modification of the investment objective and name of the Portfolio and a subadvisory agreement. The terms of the investment objective and subadvisory agreement, as well as the purposes for the proposals are set forth herein. It is anticipated that the first mailing to shareholders of proxies and proxy statements will be on or about March 1, 1999. In accordance with current law, the Affiliated Insurance Companies will request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and will vote shares or other voting interests in the separate account in proportion to the voting instructions received. Each Affiliated Insurance Company is required to vote shares of the Portfolio held by its
Variable Accounts in accordance with instructions received from Variable Contract Owners. Each Affiliated Insurance Company is also required to vote shares of the Portfolio held in each of their respective Variable Accounts for which no voting instructions have been received in the same proportion as it votes shares held by that Variable Account for which it has received instructions. Shares held by an Affiliated Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Variable Accounts in the aggregate. Variable Contract Owners permitted to give instructions to the Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and any adjournment thereof will be determined as of the record date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that the Affiliated Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Owners.

      Adoption of the modification to the Portfolio's investment objective and the Subadvisory Agreement is subject to approval of at least a majority of the shareholders of the Portfolio (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The Trustees of the Trust, on behalf of the Portfolio have reviewed the proposed modification of investment objective and the Subadvisory Agreement, and, having found each to be in the best interest of the Portfolio and its shareholders, unanimously recommend that shareholders approve the proposed modification of investment objective and the Subadvisory Agreement.

      February 18, 1999 has been chosen as the record date to determine shareholders entitled to vote at the Meeting. Shareholders are entitled to one vote for each share held, which may be cast by proxy or by personally appearing at the Meeting. At the close of business on February 18, 1999 (Record Date), there were 2,935,235 shares of the Portfolio outstanding, of which the Trustees and officers of the Portfolio as a group beneficially owned less than 1%. ReliaStar Financial

Corporation, the ultimate parent company of Northstar Investment Management Corporation ("Northstar" or the "Adviser"), directly or through its Affiliated Insurance Companies owns beneficially 100% of the outstanding shares of the Portfolio. No other person was known by management of the Portfolio to own beneficially 5% or more of the outstanding shares of the Portfolio on that date.

      The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the instructions specified thereon. If no choice is specified, the proxy will be voted FOR the proposed modification of investment objective and name of the Portfolio and Subadvisory Agreement, and, in the discretion of the proxies named on the proxy card, on any other matter properly brought before the Meeting. Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more proposals presented for shareholder approval, including "broker non-votes") will be counted for purposes of determining the number of shares that are present and are entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal or a broker non-vote will have the same legal effect as a vote against the proposal. "Broker non-votes" exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter.

      The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or a subsequently executed proxy. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

      In the event that a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposals in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposals against any such adjournment. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

      The costs of soliciting proxies in the accompanying form for the Special Meeting, including the cost of preparing, printing and mailing the accompanying Notice of Special Meeting, the President's letter and this proxy statement and the costs of the Special Meeting will be borne by the Portfolio. Proxy material will also be distributed through brokers, custodians and nominees to beneficial owners, and the Portfolio will reimburse such parties for reasonable charges and expenses. In addition to the use of the mails, proxies may be solicited by telephone or telegraph by officers and Trustees of the Trust, on behalf of the Portfolio, or their agents, on behalf of the Trustees of the Trust, expenses of which shall be charged to the Portfolio. The Portfolio has not retained a proxy solicitor. It may, however, retain Shareholder Communications Corporation ("SCC"), a proxy soliciting firm, to assist with proxy soliciting activities to obtain the necessary shareholder representation. If retained, SCC would charge a fee of approximately $2,000 plus expenses for a solicitation of this size, and would contact shareholders to ask if they would be willing to have their votes recorded by telephone. Although each shareholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card(s), shareholder's vote may be taken by telephone by SCC, subject to procedures designed to authenticate shareholders' identities and to confirm voting instructions. Copies of the Portfolio's most recent annual report will be furnished to shareholders without charge, upon request to Northstar at (800) 595-7827.

          PROPOSAL ONE: APPROVAL OF PROPOSED MODIFICATION OF INVESTMENT OBJECTIVE AND PROPOSED MODIFICATION OF PORTFOLIO NAME OF THE
                     NORTHSTAR MULTI-SECTOR BOND PORTFOLIO

Introduction

      On January 22, 1999, a majority of the independent Trustees of the Trust, on behalf of the Portfolio (as defined in the 1940 Act), and a majority of the entire Board of Trustees met in person and unanimously approved, subject to the required shareholder approval described herein, a modification of investment objective of the Portfolio, and recommended approval of the proposed modification of investment objective of the Portfolio by shareholders of the Portfolio.

      Currently the Portfolio's investment objective is to "maximize current income consistent with the preservation of capital." The Board of Trustees recommends that the objective be modified so that the Portfolio's objective would be to "seek long-term capital appreciation." The Portfolio will seek to achieve this objective by investing in a diversified portfolio of equity securities. The Portfolio's investment adviser, Northstar Investment Management, has recommended the revision in the investment objective because it believes it can achieve superior investment returns if the Portfolio is managed with a view to obtaining long-term capital appreciation. The Portfolio has, since its establishment, remained small, failing to attract new assets. Although the reasons for this are not entirely clear, bond funds generally have not been as popular with investors, in the recent years, as have equity funds. The equity markets have generally outperformed the bond markets during this period. This, of course, may not always be true. If shareholders do approve the proposed investment objective, this Portfolio will change its name to the "Northstar Galaxy Trust Research Enhanced Index Portfolio" and will change its investment strategy and the nature or type of securities in which the Portfolio may invest as noted below.


      The modification in the Portfolio's investment objective will enable the Portfolio to modify its investment strategy so that the Portfolio will invest primarily in the equity securities of companies that make up the S&P 500 Index. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in common stocks included in the S&P 500 Index. Based on extensive research regarding projected company earnings and dividends, the Subadviser's valuation model will rank companies in each industry group according to their relative value. Using this valuation model, the portfolio managers select stocks for the Portfolio. Within each industry the Portfolio will modestly overweight stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. Industry by industry, the Portfolio's assets will be invested so that the Portfolio's industry sector allocations and market cap weightings closely parallel those of the S&P 500 Index.


      By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings and other characteristics of that index, the Portfolio will seek returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility. Equity securities are, of course, subject to the risk of loss, and the performance of the S&P 500 Index may not continue to be as strong as it has been in recent years. Although bond prices move up and down with changes in interest rates or because of other factors, equity securities may be more volatile during some market conditions.


      The proposed investment objective, if approved by vote of the holders of a majority of the outstanding shares of the Portfolio (as defined in the 1940
Act), will go into effect on April 30, 1999. In the event that shareholders of the Portfolio do not approve the proposed modification of investment objective of the Portfolio, the investment objective would remain the same, and the Trustees of the Portfolio may consider other possible courses of action to accomplish the purposes for which the Proposal has been made, subject, as required, to approval by the shareholders of the Portfolio.


Vote Required for Approval

      Adoption of the proposed modification of investment objective set forth herein requires the approval by (a) 67% or more of the voting securities present at the Special Meeting of the Portfolio's shareholders, if the holders of more than 50% of the Portfolio's outstanding voting securities are present or represented by proxy; or (b) more than 50% of the Portfolio's outstanding voting securities, whichever is less.

      THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE PORTFOLIO VOTE TO APPROVE THE MODIFICATION OF INVESTMENT OBJECTIVE AND NAME OF THE PORTFOLIO.

                  PROPOSAL TWO: APPROVAL OR DISAPPROVAL OF THE
                              SUBADVISORY AGREEMENT

Introduction

      On January 22, 1999, a majority of the Trustees of the Trust who are not parties to such agreement or interested persons (as defined in the 1940 Act) of any such party (the "Independent Trustees"), and a majority of the entire Board of Trustees met in person and approved, subject to the required shareholder approval described herein, the Subadvisory Agreement and recommended approval of the Subadvisory Agreement by shareholders of the Portfolio. The form of the Subadvisory Agreement is attached to this proxy statement as Exhibit A.

      The Subadvisory Agreement, if approved by vote of the holders of a majority of the outstanding shares of the Portfolio (as defined in the 1940
Act), will become effective on or about April 30, 1999, and will continue in effect for an initial term of two years. Thereafter, the Subadvisory Agreement will continue in effect from year to year, subject to approval annually by the Trustees of the Portfolio or vote of the holders of a majority of the outstanding shares of the Portfolio (as defined in the 1940 Act), and also, in either event, to approval by a majority of the Independent Trustees. For this purpose, the vote of the holders of a majority of the outstanding shares of the Portfolio means the lesser of either (i) the vote of 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding Portfolio shares are present or represented by proxy or (ii) the vote of the holders of more than 50% of the outstanding shares of the Portfolio ("1940 Act Majority"). In the event that shareholders of the Portfolio do not approve the Subadvisory Agreement for the Portfolio, Northstar would continue to serve as Adviser to the Portfolio without the services of the Subadviser, and the Trustees of the Portfolio may consider other possible courses of action to accomplish the purposes for which the Proposal has been made, subject, as required, to approval by the shareholders of the Portfolio.

      THE TRUSTEES OF THE PORTFOLIO BELIEVE THAT THE SUBADVISORY AGREEMENT BETWEEN NORTHSTAR AND THE SUB-ADVISER IS IN THE BEST INTEREST OF THE PORTFOLIO AND ITS SHAREHOLDERS AND, ACCORDINGLY, HAVE APPROVED THE SUBADVISORY AGREEMENT AND RECOMMEND THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

Background and Reasons for the Proposed Arrangement

      The Portfolio commenced operations on May 6, 1994, and pursuant to an investment advisory agreement with the Portfolio dated May 2, 1994 ("the Agreement"), Northstar Investment Management Corporation. began managing the Portfolio's investments. The Agreement remained in effect for a period of two years and thereafter was renewed for a period of one year for each of the following years. The last renewal of the Agreement was on April 30, 1998. Unless sooner terminated in accordance with its terms, the Agreement may continue to be renewed from year to year, provided that its continuation is specifically approved at least annually: (a) by a vote of the majority of the outstanding shares of the Portfolio or by its Trustees, and (b) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Pursuant to the Agreement and subject to the direction of the Trustees, Northstar manages the investment operations of the Portfolio. In discharging its responsibilities, the Adviser may recommend retaining, and with the approval of the Portfolio retain, one or more sub-advisers to perform all or a part of the advisory function. A sub-adviser, if one be selected and approved, would be subject to the supervision of the Adviser and of the Trustees of the Trust, on behalf of the Portfolio.

      At a regular meeting of the Trustees, Northstar recommended that the Trustees consider and approve using a sub-adviser, J.P. Morgan Investment Management Inc. This recommendation was based upon a number of considerations, including the additional technical expertise that a qualified sub-adviser could offer to the Portfolio with the goal of achieving enhanced investment performance. Northstar noted that it had reviewed the credentials of J.P.
Morgan, which it deemed most qualified to provide advisory services to the Portfolio in light of J.P. Morgan's investment experience and technical expertise, the proposed investment objective of the Portfolio, the Adviser's performance goals for the Portfolio, and the cost of J.P. Morgan's services. Northstar believed that the application of J.P. Morgan's investment philosophy in pursuing the Portfolio's proposed objective, the resources of the firm, and J.P. Morgan's reputation and strong performance record in managing structured equity portfolios would benefit the Portfolio and its shareholders.

      After review of relevant information relating to the Sub-adviser and the terms of the proposed subadvisory arrangement, the Trustees concluded that entering into the Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders. In considering the Subadvisory Agreement, the Trustees evaluated, as set forth more fully below, materials furnished by Northstar and J.P. Morgan, J.P. Morgan's experience in providing various investment services to individuals and institutions, the depth of its operations, as well as the firm's reputation, integrity, and financial resources. Among other things, the Trustees also considered the demonstrated skills and capabilities of Northstar's current management, its resources and facilities, and the fact that Northstar would be responsible for overseeing and monitoring provision of quality investment management services to the Portfolio. The Trustees also concluded that the advisory services to the Portfolio could be enhanced by the investment and research methods and resources offered by J.P. Morgan. After reviewing and considering the information and data presented, the Trustees concluded that approval of the Subadvisory Agreement would offer a reasonable prospect of enhancing the Portfolio's performance by making available to it additional investment and technical resources at no additional cost to the Portfolio and its shareholders.

Evaluation by the Trustees

      The terms of the new Subadvisory Agreement were reviewed by the Trustees, including the Independent Trustees, at a Regular Meeting held on January 22, 1999. In considering whether to approve the Subadvisory Agreement and to submit it to shareholders for their approval, the Trustees considered a number of factors. Initially, the Trustees reviewed the Adviser's reasons for proposing the subadvisory arrangement, including, in particular, the investment performance of the Portfolio and the fact that the Portfolio's assets had not increased substantially since inception of the Portfolio's operations. It was noted that retaining the services of the Sub-Adviser could enhance the
Portfolio's performance and assist in attracting and maintaining investors in the Portfolio. Based upon information presented by Northstar, the Trustees concluded that utilizing the resources of a qualified investment advisory firm that specializes in the proposed equity investments of the Portfolio was, under all the circumstances in the best interest of the Portfolio. In this context, it was noted that all fees associated with retaining a sub-adviser would be borne solely by Northstar, so that the Portfolio would incur no additional advisory expense as a result of the arrangement. The Trustees considered the services and qualifications of the Sub-Adviser. Specifically, the Trustees considered (1) the J.P. Morgan organization, including its corporate structure, financial resources, and the credentials of the firm's investment, research and technical personnel; (2) the range of services to be provided by the Sub-Adviser, its research and technical capabilities, and skills and capabilities of its staff to provide investment and related services; and (3) the nature of its advisory services and the nature of the clients served by the firm. The Trustees also considered the level of the fee to be paid to the Sub-Adviser and the respective responsibilities of the Sub-Adviser and the Adviser to the Portfolio under the subadvisory arrangement. Finally, the Trustees considered performance data previously supplied by the Sub-Adviser.

Terms of the Subadvisory Agreement

      The Subadvisory Agreement delegates to the Sub-Adviser responsibility for the management of the Portfolio's assets, with full discretion, consistent with the Portfolio's investment objective. Accordingly, J.P. Morgan will be responsible for selecting investments for purchase, and determining the timing for the purchase and sale by the Portfolio of its investments. Northstar, as Adviser, will be responsible for overseeing the advisory services of the Sub-Adviser and monitoring the operations and compliance functions applicable to investments in the Portfolio. The Adviser and the Sub-Adviser will be subject to the overall supervision of the Portfolio's Trustees.

      The Subadvisory Agreement provides that Northstar, at its own expense, will pay the Sub-Adviser an annual fee. Accordingly, the Subadvisory Agreement will not increase the fees paid by the Portfolio for investment advisory services. The Sub-Adviser will be paid an annual fee equal to 0.20 of 1% of the average daily net assets of the Portfolio. This fee is calculated and accrued daily and paid to the Sub-Adviser monthly. The annual advisory fee paid by the Portfolio to Northstar is 0.75% of the average daily net assets of the Portfolio.

      The Subadvisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering its services thereunder. The Sub-Adviser shall not be liable to the Portfolio and its shareholders for its acts or omissions in rendering the services to be provided under the Subadvisory Agreement except for damages arising from or resulting by reason of the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under the Subadvisory Agreement.

J.P. Morgan Investment Management Inc.


      J.P. Morgan Investment Management Inc. is registered as an investment adviser under the Investment Advisers Act of 1940. J.P. Morgan's principal address is 522 Fifth Avenue, New York, New York 10036. The firm was formed in 1984. The firm evolved from the Trust and Investment Division of Morgan Guaranty Trust Company which acquired its first tax-exempt client in 1913 and its first pension account in 1940. The firm is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated. The Sub-Adviser is a Delaware corporation. The Sub-Adviser currently manages approximately $316 billion of assets for institutions, pension funds and individuals. The Sub-Adviser also currently manages over $77 million in a series of the Phoenix Edge Series Fund (the "Fund"), an open-end diversified investement management company. The Fund was organized as a business trust under the laws of Massachusetts on February 25, 1988, and is comprised at present of nine series; the JPMResearch Enhanced Index Series (the "Series") is a series of the Fund. The Sub-Adviser receives an annual fee of 0.25% of 1% on the first $100 million of average daily net assets of the Series, and 0.20% of 1% for the net assets of the Series in excess of $100 milion. The Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500 Index.


      At December 31, 1998, J.P. Morgan employed over 300 research analysts and portfolio managers worldwide. The team of analysts dedicated to U.S. equities includes more than 20 members with an average of over 10 years of experience.

      Messrs. Timothy Devlin and James Wiess will serve as co-managers of the Portfolio and as such, will be the persons primarily responsible for the day-to-day investment management of the Portfolio. Mr. Devlin serves as a Portfolio Manager and Member of the Structured Equity Group at J.P. Morgan. He has over 12 years of investment management experience. Before joining J.P. Morgan Investment Management in 1996, Mr. Devlin was a Portfolio Manager for nine years at Mitchell Hutchins Asset Management, Inc. where he managed quantitatively-driven portfolios for institutional and retail investors. Mr. Wiess serves as a Portfolio Manager and Member of the Sructured Equity Group at J.P. Morgan with the responsibility of portfolio rebalancing and research and development of structured equities strategies. Mr. Wiess has over 16 years of investment management experience. Before joining J.P. Morgan in 1992, Mr. Wiess was a Stock Index Arbitrager for seven years at Oppenheimer & Co. and a Consultant for Data Resources.

      The Sub-Adviser's directors and principal executive officers are listed below. Unless otherwise noted, the business address of each person is at the principal address of the Sub-Adviser.


Name                                Position at J.P Morgan
----                                ----------------------

Keith M. Schappert                  President; Chairman, Director;
                                      Managing Director*

Jeff M. Garrity                     Director; Managing Director*

Isabel H. Sloane                    Director; Managing Director*

Kenneth W. Anderson                 Director; Managing Director*

Gilbert Van Hassel                  Director; Managing Director*
Akasaka Park Building
2-20, Akasaka 5-chome
Minato-ku, Tokyo, Japan

Hendrik Van Riel                    Director; Managing Director*
28 King Street
London, England SW1Y 6XA

John W. Schmidlin                   Director
345 Park Avenue
New York, New York 10154

------------
* Managing Director is an officer's title, and those who hold it are not neccessarily directors of J.P. Morgan.


      If the New Subadvisory Agreement is approved by shareholders of the Portfolio, it is expected that it will be executed and become effective on or about April 30, 1999. The Subadvisory Agreement may be terminated without payment of any penalty by the Portfolio or Adviser upon the vote of a majority of the Trustees or by vote of the majority of the Portfolio's outstanding voting securities, upon sixty (60) days' written notice to the Sub-Adviser, or by the Sub-Adviser without cause, at any time without penalty, upon sixty (60) days' written notice to the Portfolio or Adviser. Otherwise, the Subadvisory Agreement will remain in effect for two years and thereafter will continue in effect from year to year, provided that such continuation is approved annually by the Trustees of the Trust, on behalf of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio, and by the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the Portfolio who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Subadvisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Agreement.


Vote Required For Approval

      Adoption  of the  Subadvisory  Agreement  set forth  herein  requires  the
approval  by  a  1940  Act  Majority  of  the  Portfolio's   outstanding  voting
securities.

      THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE PORTFOLIO VOTE TO APPROVE THE SUBADVISORY AGREEMENT.

Additional Information About the Adviser


      Northstar  currently  serves as the  investment  adviser to the  Portfolio pursuant to the Agreement. The Adviser's principal offices are located at 300 First Stamford Place, Stamford, Connecticut 06902. Northstar was organized in July of 1993 as a Delaware corporation. Northstar, and its affiliated companies, Northstar Administrators Corporation, the Trust's administrator, and Northstar Distributors, Inc., that serves as distributor for ReliaStar Life Insurance Company and Affiliated Insurance Company variable annuity products (products offered by ReliaStar Life Insurance Company and other Affiliated Insurance Companies through which the Portfolio is made available as an investment option), are indirect, wholly owned subsidiaries of ReliaStar Financial Corporation ("ReliaStar"). ReliaStar is a New York Stock Exchange listed company, with over $20 billion in assets, and approximately $2.1 billion in shareholders' equity as of December 31, 1998. ReliaStar, through its subsidiaries, specializes in the life and health insurance businesses, issuing and distributing individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.

      Northstar registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 in August of 1993, and began advising mutual funds in November of 1993. In addition to serving as investment adviser to the Trust, Northstar advises the Northstar Trust comprised of the Northstar Growth + Value, International Value, Emerging Markets Value, Research Enhanced Index, High Total Return Fund and High Total Return Fund II Funds; the Northstar Equity Trust, comprised of the Northstar Mid-Cap Growth Fund; and the Northstar Special, Growth, High Yield, Government Securities and Balance Sheet Opportunities Funds. Northstar also serves as investment adviser to several private accounts and three Collaterlized Bond Obligations. Northstar's total assets under management were in excess of $4 billion as of December 31, 1998.

      Northstar Administrators Corporation (the "Administrator"), an affiliate of the Adviser, serves as administrator for the Trust pursuant to an Administrative Services Agreement entered into between the Administrator and the Portfolio dated May 2, 1994. The Administrator provides the overall business management and administrative services necessary to the proper conduct of the Portfolio's business, except for those services performed by the Portfolio's Adviser and except for services provided by other service providers to the Portfolio pursuant to separate service contracts, for which the Administrator acts as liaison. For its services, the Administrator is compensated at the annual rate of 0.10 of 1% of the Portfolio's average daily net assets.

      Northstar Distributors Inc. ("Northstar Distributors"), also an affiliate of the Adviser, serves as distributor for the ReliaStar Life Insurance Company and Affiliated Insurance Company variable annuity products, products through which the Portfolio is offered as an investment option. Pursuant to this Distribution Agreement with ReliaStar Life Insurance Company, Northstar Distributors receives a commission based upon sales of annuity contracts through participating brokers. For its services during the fiscal year 1998, Northstar Distributors received commissions totaling $33,891.

Terms of the Northstar Investment Advisory Agreement with the Trust.


      Pursuant to the Agreement, the Adviser, at its expense, offers the Portfolio advice and assistance with respect to the selection, acquisition, holding and disposal of securities, maintains all books and records required under the 1940 Act to the extent not maintained by the Portfolio's custodian and will render to the Trustees such periodic and special reports as the Trustees may reasonably request. Northstar pays the salary and expenses of all personnel of the Portfolio and Northstar required to perform the services under the Agreement and all expenses incurred by Northstar and the Portfolio in connection with the performance of Northstar's responsibilities under the
Agreement. The Portfolio bears all other expenses incurred in the operation of the Portfolio, including interest charges, taxes, fees and commissions of every kind, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, all charges of custodians (including sums as custodian and for keeping books, performing portfolio valuations and rendering other services to the Portfolio), transfer agents, permits, registrars, auditors and legal counsel, expenses of preparing, printing and distributing to shareholders prospectuses, reports and notices to shareholders, and all costs incident to the Portfolio's organization and existence.

      For its services, Northstar is compensated at an annual rate of 0.75% of the Portfolio's average daily net assets. This fee is higher than the fees paid by most mutual funds, but the Trustees believe that these fees are warranted by the resources needed to evaluate the particular securities in which the Portfolio invests.

      The Agreement provides that the Adviser is not liable for any act or omission in the course of or in connection with rendering services thereunder in the absence of willful misfeasance, bad faith, or gross negligence in fulfilling its obligations or duties. The Agreement permits the Adviser to render services to others and to engage in other activities.

      The Agreement provides for its automatic termination in the event of its assignment (as defined in the 1940 Act) or may be terminated at any time without payment of any penalty upon no more than 60 nor less than 30 days' written notice by Northstar, by the Trustees of the Trust, on behalf of the Portfolio, or by the affirmative vote of the holders of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act).

Fees Paid to Northstar by the Portfolio.


      For 1998, Northstar received total investment advisory fees from the Portfolio of $94,002. Northstar Administrators received $12,534 for its services under the Administrative Services Agreement during the same period. However, the Adviser reimbursed the Portfolio $61,380 of its operating expenses incurred during the same period.

      Northstar's directors and principal executive officers, and their principal occupations including any position with the Trust, are shown below. Unless otherwise indicated, the business address of each director and officer is 300 First Stamford Place, Stamford, Connecticut 06902.


                                                                  Position
Name                           Principal Occupation               with the Trust
------                         ----------------------             --------------
John Turner                    Chairman and CEO of ReliaStar      Chairman
20 Washington Avenue South      Financial Corp. and affiliates;
Minneapolis, Minnesota 55401    Director of Northstar and
                                Northstar Affiliates.

John Flittie                   President and COO of ReliaStar     None
20 Washington Avenue South      Financial Corp. and affiliates;
Minneapolis, Minnesota 55401    Director of Northstar and
                                Northstar Affiliates.

Mark L. Lipson                 President; Chairman/CEO and        President
                                Director of Northstar;
                                Director and Officer of
                                Northstar Affiliates

Robert J. Adler                Executive Vice President of        None
                                Northstar and President,
                                Northstar Distributors, Inc.

Stephanie L. Beckner           Vice President, Secretary and      Vice President
                                Counsel of Northstar;             and Secretary
                                Vice President & Secretary
                                of Northstar Affiliates.

Thomas Ole Dial                Executive Vice President,          Vice President
                                Chief Investment Officer --
                                Fixed Income of Northstar.

Mary Lisanti                   Executive Vice President,          Vice President
                                Chief Investment Officer --
                                 Equities of Northstar.

Agnes Mullady                  Senior Vice President and          Vice President
                                CFO of Northstar; President,      and Treasurer
                                Northstar Administrators
                                Corporation and Vice President
                                & Treasurer of Northstar
                                Affiliates.

                                  MISCELLANEOUS

Other Business

      The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Other Information

      Northstar Investment Management Corporation serves as the Portfolio's investment adviser. Northstar Administrators Corporation is its administrator, and Northstar Distributors, Inc. is its principal underwriter, all are located at 300 First Stamford Place, Stamford, Connecticut 06902.

Shareholder Proposals

      As a general matter, the Portfolio does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a special meeting of the Portfolio's shareholders should send such proposal to the Portfolio, c/o Northstar Investment Management Corporation at 300 First Stamford Place, Stamford, Connecticut 06902. Proposals must be received within a reasonable time prior to the date of the meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                                              By Order of the Trustees,

                                              /s/ Mark L. Lipson
                                              ----------------------------------
                                              Mark L. Lipson
                                              President

Stamford, Connecticut
March 1, 1999

      PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

            NORTHSTAR GALAXY TRUST RESEARCH ENHANCED INDEX PORTFOLIO
                              SUBADVISORY AGREEMENT

      AGREEMENT made this 1st day of April, 1999 by and between Northstar Investment Management Corporation, a Delaware Corporation (hereinafter the "Adviser"), investment adviser for the Northstar Galaxy Trust Research Enhanced Index Portfolio, a series of the Northstar Galaxy Trust (the "Trust"), (hereinafter the "Fund") and J.P. Morgan Investment Management Inc., a Delaware corporation (hereinafter the "Sub-Adviser").

      WHEREAS, the Adviser has been retained by the Trust, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to the Portfolio pursuant to an Investment Advisory Agreement dated May 2, 1994 (the "Investment Advisory Agreement"); and

      WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, and the Portfolio's shareholders have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Portfolio pursuant to this Subadvisory Agreement with the Adviser and the Sub-Adviser is willing to perform such services for the Portfolio;

      WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

      NOW THEREFORE, in consideration of the promises and mutual convenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

      1. Appointment. The Adviser hereby appoints the Sub-Adviser to perform advisory services to the Portfolio for the periods and on the terms set forth in this Subadvisory Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of Sub-Adviser. The Adviser hereby authorizes Sub-Adviser to manage the investment and reinvestment of cash and investments comprising the assets of the Portfolio with power on behalf of and in the name of the Portfolio at Sub-Adviser's discretion; subject at all times to the supervision of the Adviser and the Trustees of the Trust:

           (a) to direct the  purchase,  subscription  or other  acquisition  of investments and to direct the sale, redemption, and exchange of investments, subject to the duty to render to the Trustees of the Trust, the Adviser and the Custodian written reports of the composition of the portfolio of the Portfolio as often as the Trustees of the Trust shall reasonably require;

           (b) to make all decisions relating to the manner, method and timing of investment transactions, to select brokers, dealers and other intermediaries by or through whom such transactions will be effected, and to engage such consultants, analysts and experts in connection therewith as may be considered necessary or appropriate;

           (c) to direct banks, brokers or custodians to disburse funds or assets solely in order to execute investment transactions for the Portfolio, provided that the Sub-Adviser shall have no other authority to direct the transfer of the Portfolio's funds or assets to itself or other persons and shall have no other authority over the disbursement (as opposed to investment decisions) of funds or assets nor any custody of any of the Portfolio's funds or assets; and

           (d) to take all such other actions as may be considered necessary or appropriate to discharge its duties hereunder; provided that any specific or general directions which the Trustees of the Trust, or the Adviser may give to the Sub-Adviser with regard to any of the foregoing powers shall, unless the contrary is expressly stated therein, override the general authority given by this provision to the extent that the Trustees of the Trust may, at any time and from time to time, direct, either generally or to a limited extent and either alone or in concert with the Adviser or the Sub-Adviser (provided that such directions would not cause the Sub-Adviser to violate any fiduciary duties or any laws with regard to the Sub-Adviser's duties and responsibilities), all or any of the same as they shall think fit and, in particular, the Adviser shall have the right to request the Sub-Adviser to place trades through brokers and other agents of the Adviser's choice, subject to the Sub-Adviser's judgment that such brokers or agents will execute such trades on the best overall terms available, taking into consideration factors the Sub-Adviser deems relevant including, without limitation, the price of the security, research or other services which render that broker's services the most appropriate for the Sub-Adviser's needs, the financial condition and dealing and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis; and provided further that nothing herein shall be construed as giving the Sub-Adviser power to manage the aforesaid cash and investments in such a manner as would cause the Portfolio to be considered a "dealer" in stocks, securities or commodities for U.S. federal income tax purposes.

      The Adviser shall monitor and review the performance of the Sub-Adviser under this Agreement, including but not limited to the Sub-Adviser's performance of the duties delineated in subparagraphs (a)-(d) of this provision.

      The Sub-Adviser further agrees that, in performing its duties hereunder, it will

           (a) (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, the current Prospectus and Statement of Additional Information for the Portfolio supplied to the Sub-Adviser by the Adviser, and with any applicable procedures adopted by the Trustees in writing supplied to the Sub-Adviser by the Adviser; (ii) manage the Portfolio in accordance with the investment requirements for regulated investment companies under Subchapter M of the Code and regulations issued thereunder; (iii) direct the placement of orders pursuant to its investment determinations for the Portfolio directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Portfolio's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements.

           (b) furnish to the Portfolio whatever non-proprietary reports the Portfolio may reasonably request with respect to the Portfolio's assets or contemplated strategies. In addition, the Sub-Adviser will keep the Portfolio and the Trustees informed of developments materially affecting the Portfolio's portfolio and shall, on the Sub-Adviser's own initiative, furnish to the Portfolio from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

           (c) make available to the Portfolio's administrator, Northstar Administrators Corp. (the "Administrator"), the Adviser, and the Portfolio, promptly upon their request, such copies of its investment records and ledgers with respect to the Portfolio as may be required to assist the Adviser, the Administrator and the Portfolio in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Trustees with such periodic and special reports regarding the Portfolio as they may reasonably request;

           (d) immediately notify the Adviser and the Portfolio in the event that the Sub-Adviser or any of its affiliates: (i) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Subadvisory Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Sub-Adviser further agrees to notify the Portfolio and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Portfolio, Adviser, Administrator, and their Affiliates shall likewise immediately notify the Sub-Adviser if any of them becomes aware of any regulatory action of the type described in this subparagraph 2(d).

      3. Allocation of Charges and Expenses. The Sub-Adviser shall pay all expenses associated with the management of its business operations in performing its responsibilities hereunder, including the cost of its own overhead, research, compensation and expenses of its directors, officers and employees, and other internal operating costs; provided, however, that the Sub-Adviser shall be entitled to reimbursement on a monthly basis by the Adviser of all reasonable out-of-pocket expenses properly incurred by it in connection with serving as sub-adviser to the Portfolio. For the avoidance of doubt, the Portfolio shall bear its own overhead and other internal operating costs (whether incurred directly or by the Adviser or the Sub-Adviser) including, without limitation:

           (a) the costs incurred by the Portfolio in the preparation and printing of the Prospectus or any offering literature (including any form of advertisement or other solicitation materials calculated to lead to investors subscribing for shares);

           (b) all fees and expenses on behalf of the Portfolio to the Transfer Agent and the Custodian;

           (c) the reasonable fees and expenses of accountants, auditors, lawyers and other professional advisors to the Portfolio;

           (d) any interest, fee or charge payable on or on account of any borrowing by the Portfolio;

           (e) fiscal and governmental charges and duties relating to the purchase, sale, issue or redemption of shares and increases in authorized share capital of the Portfolio;

           (f) the fees of any stock exchange or over-the-counter market on which shares of the Portfolio may from time to time be listed, quoted or dealt in and the expenses of obtaining any such listing, quotation or permission to deal;

           (g) the fees and expenses (if any) payable to Trustees;

           (h) brokerage, fiscal or governmental charges or duties in respect of or in connection with the acquisition, holding or disposal of any of the assets of the Portfolio or otherwise in connection with its business;

           (i) the expenses of publishing details and prices of shares of the Portfolio in newspapers and other publications;

           (j) all expenses incurred in the convening of meetings of shareholders or in the preparation of agreements or other documents relating to the Portfolio or in relation to the safe custody of the documents of title of any investments;

           (k) all Trustees communication costs; and

           (1) all premiums and costs for Portfolio insurance and blanket fidelity bonds.

      4. Compensation. As compensation for the services provided by the Sub-Adviser under this Agreement, the Adviser will pay the Sub-Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to 0.20 of 1% of the Portfolio's average daily net assets. The "average daily net assets" of the Portfolio shall mean the average of the values placed on the Portfolio's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Portfolio is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Portfolio lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Portfolio shall always be determined pursuant to the applicable provisions of the Trust's
Declaration of Trust and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Portfolio as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Portfolio's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Portfolio has been so suspended for a period including any month end when the Sub-Adviser's compensation is payable pursuant to this Section, the Sub-Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Portfolio as last determined (whether during or prior to such month). If the Portfolio determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

      5. Books and Records. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Portfolio as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by applicable laws or regulations. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-2 under the 1940 Act (excluding trade secrets or intellectual property rights) in connection with its services hereunder are the property of the Portfolio and will be surrendered promptly to the Portfolio upon its request and the Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Portfolio are being conducted in accordance with applicable laws and regulations.

      6. Standard of Care and Limitation of Liability. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Subadvisory Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the holders of the Portfolio's shares or by the Adviser in connection with the matters to which this Subadvisory Agreement relates, provided that nothing in this Subadvisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against liability to the Portfolio or to holders of the Portfolio's shares or to the Adviser to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Subadvisory Agreement. As used in this
Section 6, the term "Sub-Adviser" shall include any officers, directors, employees or other affiliates of the Sub-Adviser performing services for the Portfolio.

      7. Services Not Exclusive. The Advisor understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and, except as may be separately agreed to from time to time between the Advisor and the Sub-Adviser, the Trust has no objection to the Sub-Adviser so acting, provided that whenever the Portfolio and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Adviser agrees to allocate similar opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Portfolio. In addition, the Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Shareholder's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

      8. Duration and Termination. This Subadvisory Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Subadvisory Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust's Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Subadvisory Agreement may be terminated: (a) at any time without penalty by the Portfolio or the Adviser upon the vote of a majority of the Trustees or by vote of a majority of the Portfolio's outstanding voting securities, upon sixty (60) days written notice to the Sub-Adviser, or (b) by the Sub-Adviser without cause at any time without penalty, upon sixty (60) days written notice to the Trust or the Adviser. This Subadvisory Agreement will terminate automatically five business days after the Sub-Adviser receives written notice of the termination of the Investment Advisory Agreement. This Subadvisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

      9. Amendments. No provision of this Subadvisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties, and no material amendment of this Subadvisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Portfolio, and (ii) a majority of the Trustees of the Trust, including a majority of Trustees who are not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

      10. Indemnification. (a) The Adviser hereby agrees to indemnify the Sub-Adviser and its affiliates from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Sub-Adviser failing to meet the standard of care required in Section 6 of this Subadvisory Agreement in the performance by the Sub-Adviser of, or its failure to perform, the services required hereunder), arising from the Adviser's (its affiliates and their respective agents and employees) failure to perform its duties or assume its obligations hereunder, or from its wrongful actions or omissions, including, but not limited to, any claims for non-payment of advisory fees; claims asserted or threatened by any shareholder of the Portfolio, governmental or regulatory agency, or any other person; claims arising from any wrongful act by the Portfolio or any of the Portfolio's trustees, officers, employees, or representatives, or by the Adviser, its officers, employees or representatives, or from any actions by the Portfolio's distributors or any representative of the Portfolio; any action or claim against the Sub-Adviser based on any alleged untrue statement or misstatement of material fact in any registration statement, prospectus, shareholder report or other information or materials covering shares filed or made public by the Portfolio or any amendment thereof or supplement thereto, or the failure or alleged failure to state therein a material fact required to be stated in order that the statements therein are not misleading, provided that such claim is not based upon information provided to the Adviser by the Sub-Adviser or approved by the Sub-Adviser in the manner provided in paragraph 12(b) of this Agreement, or which facts or information the Sub-Adviser failed to provide or disclose. With respect to any claim for which the Sub-Adviser shall be entitled to indemnity hereunder, the Adviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Sub-Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Adviser first receiving a written undertaking from the Sub-Adviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Sub-Adviser was not entitled to indemnification hereunder in respect of such claim.

      (b) The Sub-Adviser hereby agrees to indemnify the Adviser, its affiliates and the Portfolio from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Adviser's failure to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Agreement) arising from Sub-Adviser's (its affiliates and their respective agents and employees) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Subadvisory Agreement, or arising from failure to act in any action or claim against the Adviser based on any alleged untrue statement or misstatement of a material fact made or provided by or with the consent of Sub-Adviser contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Portfolio and shares issued by the Portfolio, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading, which fact should have been made or provided by the Sub-Adviser to the Adviser. With respect to any claim for which the Adviser is entitled to indemnity hereunder, the Sub-Adviser shall assume the reasonable expenses and costs
(including any reasonable attorneys' fees and costs) of the Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Sub-Adviser first receiving a written undertaking from the Adviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Adviser was not entitled to indemnification hereunder in respect of such claim.

      (c) In the event that the Sub-Adviser or Adviser is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification shall promptly notify the other party thereof. After becoming notified of the same, the party from whom indemnification is sought shall be entitled to participate in any such action or proceeding and shall assume any payment for the full defense thereof with counsel reasonably satisfactory to the party seeking indemnification. After properly assuming the defense thereof, the party from whom indemnification is sought shall not be liable hereunder to the other party for any legal or other expenses subsequently incurred by such party in connection with the defense thereof, other than damages, if any, by way of judgment, settlement, or otherwise pursuant to this provision. The party from whom indemnification is sought shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld.

      11. Independent Contractor. Sub-Adviser shall for all purposes of this Agreement be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Portfolio in any way or otherwise be deemed to be an agent of the Portfolio. Likewise, the Portfolio, the Adviser and their respective affiliates, agents and employees shall not be deemed agents of the Sub-Adviser and shall have not authority to bind Sub-Adviser.

      12. Use of Name. (a) The Portfolio may, subject to sub-clause (b) below, use the name, "J.P. Morgan Investment Management Inc." or "J.P. Morgan" for promotional purposes only for so long as this Agreement (or any extension, renewal or amendment thereof) continues in force, unless the Sub-Adviser shall specifically consent in writing to such continued use thereafter. Any permitted use by the Portfolio during the term hereof of the name of the Sub-Adviser or J.P. Morgan shall in no way prevent the Sub-Adviser or any of it shareholders or any of their successors, from using or permitting the use of such name (whether singly or in any combination with any other words) for, by or in connection with an entity or enterprise other than the Portfolio. The name and right to the name J.P. Morgan Investment Management Inc. or any derivation of the name J.P. Morgan shall at all times be owned and be the sole and exclusive property of J.P. Morgan and its affiliated entities. J.P. Morgan Investment Management Inc., by entering into this Agreement, is allowing the Portfolio to use the name J.P. Morgan Investment Management Inc. and/or J.P. Morgan solely by or on behalf of the Portfolio. At the conclusion of this Agreement or in the event of any termination of this Agreement or if the Sub-Adviser's services are terminated for any reason, each of the authorized parties and their respective employees, representatives, affiliates, and associates agree that they shall immediately cease using the name J.P. Morgan Investment Management Inc. and/or J.P. Morgan of said name for any purpose whatsoever.

      (b) The Adviser and its affiliates shall not publish or distribute, and shall cause the Portfolio not to publish or distribute to Portfolio shareholders, prospective investors, sales agents or members of the public any disclosure document, offering literature (including any form of advertisement or other solicitation materials calculated to lead investors to subscribe for and purchase shares of the Fund) or other document referring by name to the Sub-Adviser or any of its affiliates, unless the Sub-Adviser shall have consented in writing to such references in the form and context in which they appear; provided however, that where the Portfolio timely seeks to obtain approval of disclosure contained in any documents required to be filed by the Portfolio, and such approval is not forthcoming on or before the date on which such documents are required by law to be filed, the Sub-Adviser shall be deemed to have consented to such disclosure.

      13. Miscellaneous.

      (a) This Subadvisory Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. In the event of any litigation in which the Adviser and the Sub-Adviser are adverse parties and there are no other parties to such litigation, such action shall be brought in the United States District Court for the State of New York, located in New York, New York.

      (b)  The  captions  of  this   Subadvisory   Agreement  are  included  for
convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      (c) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

      14. Notices. Any notice, instruction or other instrument required or permitted to be given hereunder may be delivered in person to the offices of the parties as set forth therein during normal business hours, or delivered or sent by prepaid registered mail, express mail or by facsimile to the parties at such offices or such other address as may be notified by either party from time to time. Such notice, instruction or other instrument shall be deemed to have been served, in the case of a registered letter at the expiration of seventy-two (72) hours after posting; in the case of express mail, within twenty-four (24) hours after dispatch; and in the case of facsimile, immediately on dispatch, and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery or transmission when normal business hours commence. Evidence that the notice, instruction or other instrument was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

      15. Non-Solicitation. Adviser, its affiliates and their respective agents (including brokers engaged in marketing and selling shares of the Fund), and each of their employees and affiliates agree not to knowingly solicit to invest, or accept or retain as investors, in the Portfolio any persons or entities who are clients of or investors in any portfolio or investment vehicle managed by any entity owned or affiliated with J.P. Morgan Investment Management Inc.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of April 1, 1999.

                                     Northstar Investment Management Corporation

                                     By:
                                     -------------------------------------------
                                     MARK L. LIPSON
                                     Chairman and CEO

                                     J.P. Morgan Investment Management Inc.

                                     By:
                                     -------------------------------------------
                                     DIANE J. MINARDI
                                     Vice President

INSURANCE COMPANY NAME PRINTS HERE

NORTHSTAR MULTI-SECTOR BOND PORTFOLIO
VOTING INSTRUCTIONS

                SPECIAL MEETING OF SHAREHOLDERS -- APRIL 8, 1999
                    PROXY SOLICITED ON BEHALF OF THE TRUSTEES

The undersigned, revoking previous instructions, hereby instructs the above-referenced Insurance Company (the "Company"), to vote all shares of Northstar Multi-Sector Bond Portfolio (the "Portfolio"), a series of the Northstar Galaxy Trust, Massachusetts business trust, which are held in the account of the undersigned in the Variable Account, at the Special Meeting of persons having a voting Interest in the Portfolio, to be held on April 8, 1999, at 10:00 a.m. Eastern Time, at the offices of the Portfolio, 300 First Stamford Place, Stamford, Connecticut, and at any and all adjustments thereof. The Company is hereby instructed to vote on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                      Date: _________________, 1999

                                      This voting instruction shall be signed
                                      exactly as your name(s) appear hereon. If attorney, executor, guardian or in some other capacity or as an officer of a corporation, please state capacity or title as such.

                                      _________________________________________
                                      Signature(s)

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

This Voting Instructions Form, when properly executed, will be voted in accordance with the instructions marked below by the undersigned. In the absence of contrary instructions, this Instruction Form will be voted FOR the proposal.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. Proposal to approve a modification in the investment objective and name of the Portfolio.

                      FOR          AGAINST         ABSTAIN
                      [  ]          [  ]            [  ]

2. Proposal to approve a new subadvisory agreement between Northstar Investment Management Corporation, investment adviser for the Portfolio, and J.P. Morgan Investment Management Inc. and, in their discretion, upon such other business as may come before the meeting or any adjournments thereof.

                      FOR          AGAINST         ABSTAIN
                      [  ]          [  ]            [  ]

If no instruction is indicated above regarding the proposals to be voted on, ReliaStar is instructed to vote my interest in the Separate Account on such proposals, proportionately in accordance with instructions received from other participants. If no instructions are received from any participant, ReliaStar will vote "FOR" the proposals to be voted on and, on any other matters that come before the Meeting, ReliaStar shall vote in accordance with its best judgment.